1 Strategic acquisition of Abington Bancorp January 27, 2011

Forward-looking statements
Forward-looking statements
During the course of this conference call, we may make projections and other forward-looking statements regarding events, the future financial performance of Susquehanna and the impact of the acquisition on Susquehanna, and its business and financial operations.  We wish to caution you that these forward-
looking statements may differ materially from actual results due to a number of risks and uncertainties.  For a more detailed description of the factors that may affect Susquehanna’s operating results, we refer you to our filings with the
Securities & Exchange Commission, including our quarterly report on Form 10-
Q for the quarter ended September 30, 2010, and our annual report on Form
10-K for the year ended December 31, 2009. Susquehanna assumes no obligation to update the forward-looking statements made during this presentation.
For more information, please visit our Web site at:
www.susquehanna.net

Transaction highlights
Transaction highlights
Strong Strategic
Rationale
Attractive Financial
Returns
Low Risk
Low-risk fill-in acquisition of an in-market community bank in Montgomery and Bucks counties
—
Adds 20 branches and $900mm of deposits; no branch overlap
Strengthens presence in attractive Montgomery and Delaware counties and provides entry into Bucks County
—
Top 10 market share in Montgomery County – 20
th
wealthiest in U.S.
—
3 counties rank among top 5 highest HHI in PA
Tremendous opportunity for deposit, loan and fee income growth
—
Wealth management and insurance subsidiaries (Valley Forge, Stratton, and
Addis) located in Montgomery County with strong customer contacts
—
Expand Susquehanna’s in-market mortgage origination capability
—
Potential for commercial loan growth
20% IRR
100bps accretive to Tier I common at close
Breakeven to 2012 EPS, without considering benefits of excess capital
Comprehensive due diligence process
In-market transaction with similar demographics
Proven track record of integrating acquisitions

Consideration:
100% Stock
Stock consideration at a fixed exchange ratio of 1.3200x of
Susquehanna common stock for each share of Abington
Transaction value:¹
$268mm
Price per share:¹
$12.80 / Premium to closing price 10.3%
Board composition:
ABBC receives 1 seat on the pro forma 15 member Board of
Directors
Due diligence:
Completed
Management
Bob White (CEO) will take a senior leadership role in Delaware
Valley division and be appointed to a Susquehanna Board
position
Required approval:
Regulatory approval required for both companies
Shareholder approval required for both companies
Termination fee:
$11.0mm
Anticipated closing:
3Q2011
Transaction overview
Transaction overview

1 As of January 26
th
, 2011; based on diluted shares of 20.9mm

Expands Susquehanna into attractive
markets
Expands Susquehanna into attractive
markets
SUSQ ABBC
Projected population
change 2010-2015
Pennsylvania
Projected HH income
change 2010-2015
Median HH income
2010 ($000)
Source: SNL Financial
Note: Branch and deposit data as of June 2010
0.9%
1.1%
0.5%
13.3%
16.4%
13.6%
$52.7
$79.7
$58.6
ABBC (20 branches)
SUSQ (221 branches)
NJ
DE
PA
VA
WV
MD
Bucks
Montgomery
Chester
Philadelphia
Delaware
Susquehanna
Bank
Valley
Forge
Addis
Group
Stratton Management
Susquehanna Abington Pro forma
Deposit mkt Deposit mkt Deposit mkt
Market Deposits share Market Deposits share Market Deposits share rank Branches ($mm) (%) rank Branches ($mm) (%) rank Branches ($mm) (%)
Montgomery, PA 18 6 $271 1.2% 8 14 $728 3.3% 7 20 $999 4.6%
Bucks, PA - - - - 22 5 155 1.1% 22 5 155 1.1%
Delaware, PA 16 3 138 1.2% 29 1 31 0.3% 14 4 169 1.5%
All other counties 212 8,723 0 0 212 8,723
Pro forma franchise 221 $9,132 20 $913 241 $10,045

S.M
A.G
V.F
SUSQ / ABBC branch map Susquehanna Demographics
Pro forma market share by county

Improved scale in Pennsylvania
Improved scale in Pennsylvania
Deposits Dep. Market share
Rank Name Branches ($mm) (%)
1 PNC 512 $58,206 20.4%
2 Wells Fargo 293 37,198 13.0%
3 Royal Bank of Scotland 385 22,214 7.8%
4 Toronto-Dominion 94 9,632 3.4%
5 Banco Santander 170 8,722 3.1%
6 M&T 208 8,385 2.9%
7 Bank of America 104 7,530 2.6%
8 Bank of New York Mellon 6 7,382 2.6%
9 Fulton 138 7,137 2.5%
10 First Niagara 149 6,909 2.4%
11 F.N.B. 238 6,866 2.4%
12 Pro forma 166 6,646 2.3%
12 National Penn 130 6,365 2.2%
13 Susquehanna 146 5,733 2.0%
14 Northwest Bancshares 142 5,019 1.8%
15 First Commonwealth 115 4,750 1.7%
34 Abington 20 913 0.3%
Source: SNL Financial
Note: Deposit data as of June 30, 2010

Rank Name Branches
Deposits
($000)
Dep. Market share
(%)
1 Wells Fargo 43 $3,865,720 17.56
2 Royal Bank of Scotland 44 2,709,841 12.31
3 Toronto-Dominion 24 2,515,432 11.42
4 PNC 27 1,761,413 8.00
5 First Niagara 34 1,604,457 7.29
6 Univest Corp. of Pennsylvania 21 1,260,512 5.73
7 Pro Forma 20 998,739 4.52
7 Firstrust Savings 7 758,387 3.44
8 Abington 14 727,541 3.30
9 Banco Santander 18 667,191 3.03
10 Bryn Mawr 5 600,401 2.73
11 Bank of America 24 571,458 2.60
12 National Penn 11 518,420 2.35
13 Harleysville 7 515,641 2.34
14 Royal Bancshares of PA 6 427,010 1.94
15 Beneficial Mutual (MHC) 9 406,490 1.85
18 Susquehanna (PA) 6 271,198 1.22
Rank Name Branches
Deposits
($000)
Dep. Market share
(%)
1 Wells Fargo 36 $3,018,692 20.87
2 Toronto-Dominion 19 1,679,284 11.61
3 Royal Bank of Scotland 22 1,282,006 8.86
4 PNC 17 865,227 5.98
5 FSB Mutual Holdings 12 700,691 4.84
6 FNB Bancorp 16 632,592 4.37
7 Banco Santander 9 588,628 4.07
8 Bank of America 12 518,472 3.58
9 First FS&LA of Bucks County 10 467,897 3.23
10 QNB Corp. 8 452,037 3.12
11 National Penn 11 431,046 2.98
12 First Niagara 10 379,987 2.63
13 Fulton 6 373,195 2.58
14 Univest Corp. of Pennsylvania 19 359,174 2.48
15 Firstrust Savings 5 279,495 1.93
22 Abington 5 154,664 1.07
Delaware County pro forma ranked 14
th
, with 4
branches and $169mm deposits
3
rd
largest independent bank headquartered in Pennsylvania
Deposit market share in Pennsylvania
Deposit market share in Montgomery, PA
Deposit market share in Bucks, PA

Pro forma loan and deposit
composition
Pro forma loan and deposit
composition
Total deposits = $9,191mm
Cost of int. bearing deposits = 1.13%
Total deposits = $900mm
Cost of int. bearing deposits = 1.51%
Total deposits = $10,091mm
+ =
Total loans = $9,633mm
Yield = 5.55%
Loans / deposits = 105%
Source: SNL Financial; Financial data as of December 31, 2010
Retail time
24%
MMDA & Savings
48%
Jumbo time
13%
Transaction
15%
Retail time
24%
MMDA & Savings
36%
Jumbo time
24%
Transaction
16%
Retail time
24%
MMDA & Savings
47%
Jumbo time
14%
Transaction
15%
Commercial financial &
agriculture
19%
Real estate -
commercial
31%
Consumer & leases
13%
Real estate -
residential
28%
Total loans = $701mm
Yield = 5.45%
Loans / deposits = 78%
Commercial financial &
agriculture
2%
Real estate -
Commercial
19%
Real estate -
construction
18%
Real estate -
residential
61%
Total loans = $10,334mm
Loans / deposits = 102%
Commercial financial &
agriculture
18%
Real estate -
construction
10%
Real estate -
residential
30%
Consumer & leases
12%
Real estate -
commercial
30%
Real estate -
construction
9%
SUSQ deposits ABBC deposits Pro forma  deposits
SUSQ loans ABBC loans Pro forma  loans
+ =

Pro-forma financial impact
Pro-forma financial impact
Attractive financial returns:
20% IRR
60 bps accretive to TCE and 100bps to Tier I common
Breakeven accretive in 2012 without considering any benefit from excess capital
Tangible book value dilution less than 2%
Strong pro-forma capital position (approximately $95mm capital accretive):
Assumptions:
Cost savings of $8.1mm or 31%¹, phased in 50% in 2011 and 100% in 2012
One time pre-tax restructuring charge of $21mm
CDI of 1.5%, amortized straight-line over 10 years; goodwill of approximately $66mm

12/31/2010
Actual (%) Pro forma (%)
TCE/TA 7.6% 8.2%
Tier I common 9.6% 10.6%
Tier I 12.7% 13.5%
¹ Excluding stock based compensation expenses, core cost synergies are approximately 24% of non interest expenses

Financial impact – cost saves
Financial impact – cost saves
($mm)
Cost savings are approximately 31% of non-interest expense¹
No branch closures are assumed
Compensation and Benefits $5.2
Systems and technology 1.8
Professional fees 0.8
Marketing & other 0.3
Total cost saves (pre-tax) $8.1
One-time restructuring charge (pre-tax) $21.2

¹ Excluding stock based compensation expenses, core cost synergies are approximately 24% of non interest expenses

Comprehensive due diligence
Comprehensive due diligence

Extensive bottoms – up diligence approach
Comprehensive loan review completed by our credit team
—
Analyzed underwriting standards and credit files
—
Reviewed Top 25 relationships
—
100% of substandard loans over $1mm
—
100% of other real estate owned (OREO)
—
Analyzed 40% of residential mortgage portfolio, and applied Susquehanna’s risk rating method to determine marks
Total loans Credit mark
($mm) $mm $mm % of loans
Real Estate Residential $393 $1 0.4%
Real Estate Commercial 141 11 8.0%
Construction Loans 108 17 15.3%
Consumer Loans 41 1 2.5%
Commercial & Industrial Loans 17 1 5.4%
Total loans $701 $31 4.4%
2008 - Q4'2010 Losses (NCO's)¹ $27 3.9%
Cumulative losses through cycle (since 2008)¹ $58 8.5%
¹ As a % of 2007 gross loans

Pricing metrics
Pricing metrics

Based on Jan. 26, 2011
(Announcement date) Based on Jan. 25, 2011
1 day 1 day 5 - day average
Deal price per share ($) $12.80 $13.04 $13.16
Implied premium (%) 10.3% 13.8% 14.8%
Price / 4Q net income annualized (incl. synergies)¹ 20.5x 20.9x 21.1x
Price / Tangible book value 1.22x 1.24x 1.25x
Price / Adjusted tangible book value² 1.33x 1.35x 1.37x
Core deposit premium³ 8.2% 9.0% 9.4%
Memo:
Susquehanna price per share ($) $9.70 $9.88 $9.97
Financial information as of December 31, 2010
¹Include $8.1mm of pre-tax synergies
²Adjusted for credit marks of $31mm and loan loss reserve of $4mm
³ Core deposits of $680 excludes time deposits >$100mm

Summary
Summary

Low-risk, fill-in transaction expanding Susquehanna’s footprint into highly attractive demographic markets
Significant opportunity for deposit, loan, and fee income generation by delivering on Susquehanna’s full-service platform to wealthy markets
Capital accretive transaction; potential to drive earnings accretion through deployment of excess capital

13 4 th Quarter earnings update

14 Questions & answers